UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

NOBILITY HOMES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-06506	59-1166102
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3741 S W 7th Street
Ocala, Florida	34474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (352) 732-5157

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2026, the Board of Directors of Nobility Homes, Inc. (the “Company”) amended the termination date of the Nobility Homes, Inc. 2011 Stock Incentive Plan from June 1, 2026 until June 1, 2031. A copy of the amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 6, 2026, the Company held an annual meeting of its shareholders to vote on the following proposals:

Proposal One: The board of directors nominated four nominees to stand for election at the meeting and each of the nominees were elected by a plurality of votes cast by shares entitled to vote at the meeting. Therefore, in accordance with the voting results listed below, the nominees were elected to serve until the next annual meeting and until their successors are elected and qualified.

Nominee:	Votes For:	Votes Against:	Votes Withheld:	Broker Non- Votes:
Terry E. Trexler	2,876,490	0	5,625	0
Thomas W. Trexler	2,876,065	0	6,050	0
Arthur L. Havener, Jr.	2,874,442	0	7,673	0
Robert P. Saltsman	2,865,944	0	16,171	0

Proposal Two: The board of directors sought a non-binding advisory vote on whether shareholder advisory votes on executive compensation should occur every 1 year, 2 years or 3 years. In accordance with the voting results listed below, the shareholders voted for an advisory vote on executive compensation to occur every 3 years. In light of these results, the board of directors determined that it will hold an advisory vote to approve the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, or until the board of directors otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

1 Year:	2 Years:	3 Years:	Abstain:
114,994	0	2,766,714	407

Proposal Three: The board of directors sought a shareholder vote to approve an advisory resolution on the Company’s 2025 executive compensation as disclosed in the Company’s definitive proxy statement for the annual meeting. In accordance with the voting results listed below, the shareholders approved the advisory resolution on the Company’s 2025 executive compensation as disclosed in the Company’s definitive proxy statement for the annual meeting.

Votes For:	Votes Against:	Abstain:	Broker Non- Votes:
2,880,876	344	895	0

ITEM 9.01(d) Financial Statements and Exhibits

Exhibit 10.1	Second Amendment to 2011 Stock Incentive Plan.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILITY HOMES, INC.

March 9, 2026	By:	/s/ Lynn J. Cramer, Jr.
Lynn J. Cramer, Jr., Treasurer and Principal Accounting Officer